SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2001

                            MILESTONE SCIENTIFIC INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                        0-26284                 13-3545623
----------------------------         --------------        ---------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034
--------------------------------------------------------------------------------
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (973) 535-2717

                                       NA
              -----------------------------------------------------
                (Former name or former address, if changed since
                                  last report)

Item 4: Changes in Registrant's Certifying Accountant

      On May 9, 2001, the Registrant dismissed Grant Thornton LLP as its independent accountants. The reports of Grant Thornton LLP for the years ended December 31, 2000 and December 31, 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The 2000 report did contain an explanatory paragraph to the Registrant's ability to continue as a going concern.

      The decision to change accountants was recommended and approved by the audit committee of the Registrant's board of directors.

      During 2000 and 1999, and during the period from January 1, 2001 to May 9, 2001, there were no disagreements with Grant Thornton LLP on accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with their report.

      Also on May 7, 2001, the Registrant engaged J.H. Cohn LLP as its new independent accountants. During the two most recent fiscal years and the subsequent interim period preceding the engagement of J.H. Cohn LLP, neither the Registrant, nor anyone on its behalf, has consulted J.H. Cohn LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to the Registrant that J.H. Cohn LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-B).

Item 8: Financial Statements, Pro Forma Financial Statements and Exhibits

            (c)   Exhibits:

                  16.1  Letter from Grant Thornton LLP dated May 10, 2001

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    MILESTONE SCIENTIFIC INC.


                                    By:   /s/ Leonard Osser
                                          --------------------------------------
                                          Leonard Osser
                                          Chairman and Chief Executive Officer

Dated: May 9, 2001


                                       2